Exhibit 10.1

THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS THIRD     AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of September 22, 2015 (for purposes hereof, the “Third Amendment Effective Date”), by and among HARVEST CAPITAL CREDIT CORPORATION, a Delaware corporation (“Borrower”), each of the financial institutions from time to time party hereto (individually each a “Lender” and collectively the “Lenders”) and PACIFIC WESTERN BANK (successor-by-merger to CapitalSource Bank), a California state-chartered bank and, as administrative, payment and collateral agent for itself, as a Lender, and for the other Lenders (together with its successors and assigns in such capacities, “Agent”).

R E C I T A L S:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Loan and Security Agreement, dated as of October 29, 2013, as amended by (x) that certain First Amendment to Loan and Security Agreement, dated as of December 30, 2013, and (y) that certain Second Amendment to Loan and Security Agreement, dated as of December 17, 2014 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Agent and Lenders made certain financial accommodations to Borrower in a maximum principal amount of $55,000,000.00 (the “Loan”);

WHEREAS, Borrower has notified Agent that on or about March 12, 2015, Equity Interests of Borrower held by JMP Securities LLC, an indirect wholly owned subsidiary of JMP Group, Inc., were transferred to JMP Investment Holdings LLC, a wholly owned subsidiary of JMP Group LLC (the “Borrower Equity Transfer”), in conjunction with a reorganization undertaken by Sponsor of its organizational structure (together with the Borrower Equity Transfer and each of the other transactions undertaken in conjunction therewith, for purposes hereof, collectively the “Sponsor Reorganization”); and

WHEREAS, Borrower has requested, and Agent and Lenders hereby agree to, modify certain terms and provisions of the Loan Agreement to, among other things, reflect the Sponsor Reorganization and Borrower Equity Transfer, in each case on the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the above-premises and other good and valuable consideration, the parties hereto covenant and agree as follows:

1.     The foregoing recitals are incorporated herein by reference.

2.     All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement (as amended hereby).

3.     Amendments to Loan Agreement.

(a)     Article I of the Loan Agreement is hereby amended to:

(i)     to add each of the capitalized terms below in the appropriate alphabetical order:

[Harvest] Third Amendment

“‘Reorganization Effective Date’ shall mean March 12, 2015.”

(ii)     amend the definition of “Revolving Period” to delete the reference to “October 29, 2015” therein and replace it with “April 30, 2017”.

(iii)     amend the definition of “Change of Control” to add a proviso at the end of clause (ii) of the definition to read as follows:

“provided, however, that Sponsor may, directly or indirectly through a wholly-owned Subsidiary, without the prior consent of Agent or the Required Lenders, make (and the term “Change of Control” shall not include) a transfer of issued and outstanding Equity Interests of Borrower (the aggregate amount of which shall not exceed 15,000 shares in any one (1) calendar year) to employees of Borrower, the Administrator, or HCAP Advisors, as applicable, on an annual basis.”

(iv)     amend and restate the definition of “Sponsor” to read as follows:

“‘Sponsor’ shall mean, collectively, (x) at all times prior to the Reorganization Effective Date, JMP Group, Inc, a Delaware corporation, and (y) at all times on or after the Reorganization Effective Date, JMP Group, LLC, a Delaware limited liability company.”

(b)     Section 2.2 of the Loan Agreement is hereby amended to delete the reference therein to “four and one-half of one percent (4.50%)” and replace it with “three and one-quarter of one percent (3.25%)”.

(c)     Section 2.4 of the Loan Agreement is hereby amended to amend clause (c) thereof to amend and restate the first parenthetical therein to read as follows:

“(including without limitation, Sections 6.17 and 11.1 below (and without limiting the application thereof))”

(d)     Section 2.7 of the Loan Agreement is hereby amended to amend and restate clause (b) therein to read as follows:

“(b)     In addition to the foregoing, during the Amortization Period, Borrower shall pay down the principal balance of the Loan on a monthly basis in equal installments during the relevant calendar quarter, whether via the remittance of proceeds pursuant to Section 2.5(a) or otherwise, so that the principal balance of the Loan will be reduced by an amount equal to or greater than (i) 4% of the Maximum Loan Amount for each of the first two (2) full calendar quarters following the termination of the Revolving Period, (ii) 6% of the Maximum Loan Amount for each of the succeeding two (2) full calendar quarters and (iii) 7.5% of the Maximum Loan Amount for each of the succeeding two (2) full calendar quarters.”

 [Harvest] Third Amendment

(e)     Section 11.1 of the Loan Agreement is hereby amended to amend and restate the third and fourth sentences therein in its entirety to read as follows:

“Borrower may not terminate this Agreement and/or the Commitment prior to April 29, 2016. Any such early termination by Borrower on or after April 29, 2016, shall be effective upon not less than thirty (30) calendar days prior written notice to Agent and upon full performance and payment in full in cash of all Obligations (including any Voluntary Termination Fee) on or prior to such 30th calendar day after Receipt by Agent of such written notice.”

4.     All references in the Loan Documents to the “Loan Agreement” shall be deemed to refer to the Loan Agreement as amended by this Amendment.

5.     Borrower covenants and agrees with and represents and warrants to Agent and Lenders as follows:

(a)     Borrower’s obligations under the Loan Agreement, as modified hereby, are and shall remain secured by, inter alia, the Loan Agreement and the other Security Documents;

(b)     (i) Borrower possesses all of the powers requisite for it to enter into and carry out the transactions of Borrower referred to herein and to execute, enter into and perform the terms and conditions of this Amendment, the Loan Documents and any other documents contemplated herein that are to be performed by Borrower; (ii) any and all actions required or necessary pursuant to Borrower’s organizational documents or otherwise have been taken to authorize the due execution, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents and said other documents; (iii) such execution, delivery and performance will not conflict with, constitute a default under or result in a breach of any applicable law or any agreement, instrument, order, writ, judgment, injunction or decree to which Borrower is a party or by which Borrower or any of its properties are bound; (iv) all consents, authorizations and/or approvals required or necessary from any third parties in connection with the entry into, delivery and performance by Borrower of the terms and conditions of this Amendment, the Loan Documents, the said other documents and the transactions contemplated hereby have been obtained by Borrower and are in full force and effect;

(c)     This Amendment and the Loan Documents constitute the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws and by general equitable principles, whether enforcement is sought by proceedings at law or in equity;

(d)     All representations and warranties made by Borrower in the Loan Documents are true and correct in all material respects, with the same force and effect as if all such representations and warranties were fully set forth herein and made as of the date hereof;

(e)     This Amendment is not a substitution, novation, discharge or release of the Borrower’s obligations under the Loan Agreement or any of the other Loan Documents, all of which shall and are intended to remain in full force and effect;

 [Harvest] Third Amendment

(f)     (i) No Default or Event of Default has occurred and is continuing (other than the Reorganization Default (defined below)) under the Loan Documents; and (ii) there exist no defenses, offsets, counterclaims or claims with respect to Borrower’s obligations and liabilities under the Loan Agreement or any of the other Loan Documents; and

(g)     Borrower hereby ratifies and confirms in full its duties and obligations under the Loan Agreement and the other Loan Documents.

6.     The following are conditions precedent to this Amendment:

(a)     Borrower shall have executed and delivered to Agent this Amendment;

(b)     That certain Limited Waiver and Consent to Loan and Security Agreement, dated as of the date hereof (relating to the Sponsor Reorganization and the one or more Events of Default that occurred under the Loan Agreement because the Sponsor Reorganization and the resulting Change of Control occurred without the prior written consent of the Required Lenders (collectively, the “Reorganization Default”)) shall have been duly executed by each of the parties thereto and delivered to Agent;

(c)     The representations and warranties contained in the Loan Documents and in any certificates delivered to Agent in connection with the closing of this Amendment shall be true and correct in all material respects, and all covenants and agreements required to have been complied with and performed by Borrower shall have been fully complied with and performed to the satisfaction of Agent;

(d)     All actions taken in connection with the execution and delivery of this Amendment shall be completely satisfactory to Agent and its counsel. Agent and its counsel shall have received copies of all such documents, instruments, and other items as Agent or its counsel may reasonably request in connection therewith, all in form and substance satisfactory to Agent and its counsel, in their sole discretion;

(e)     There has been no occurrence of any Default or Event of Default (other than the Reorganization Default) that is continuing and/or the exercise by Agent or any Lender of any and all of its available rights and remedies with respect thereto;

(f)     Borrower shall have paid to Agent all fees and out-of-pocket costs, expenses, and disbursements, including without limitation, reasonable fees and expenses of counsel (whether in house counsel or retained counsel) incurred by Agent in connection with the development, preparation, execution, administration, interpretation, or performance of this Amendment and the documents to be entered into and/or reviewed in connection therewith; and

(g)     Such other matters as Agent shall reasonably require.

 [Harvest] Third Amendment

7.     THIS AMENDMENT IS GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA (“FEDERAL LAW”) AND, FOR THE PURPOSES OF EXPORTATION OF INTEREST AND INTEREST FEES UNDER FEDERAL LAW, AGENT RELIES ON CALIFORNIA LAW. TO THE EXTENT THAT STATE LAW APPLIES AND IS NOT PREEMPTED BY FEDERAL LAW, THEN PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS AMENDMENT, WITHOUT GIVING EFFECT TO ITS CHOICE OF LAW PROVISIONS THAT WOULD RESULT IN APPLICATION OF THE LAWS OF A DIFFERENT JURISDICTION. TO THE EXTENT THAT AGENT OR ANY LENDER HAS GREATER RIGHTS OR REMEDIES UNDER FEDERAL LAW, WHETHER AS A NATIONAL BANK OR OTHERWISE, THIS PARAGRAPH SHALL NOT BE DEEMED TO DEPRIVE AGENT OR SUCH LENDER OF SUCH RIGHTS AND REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW; EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIEN AND SECURITY INTEREST CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, FEDERAL LAW OR THE LAW OF THE STATE OF NEW YORK, AS APPLICABLE, SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND EACH GUARANTOR EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AMENDMENT.

8.     This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

9.     Except as specifically modified herein, the Loan Agreement and the other Loan Documents are hereby ratified and confirmed. Borrower and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees (i) that this Amendment is not intended to constitute, and does not constitute or give rise to, and shall not cause any novation, cancellation or extinguishment of any or all of the Obligations or of any interests owned or held by Agent (and not previously released) in and to any of the Collateral, and (ii) to pay the Loan and all related expenses, as and when due and payable in accordance with the Loan Agreement and the other Loan Documents (as amended hereby), and to observe and perform the Obligations, and do all things necessary which are not prohibited by law to prevent the occurrence of any Event of Default.

10.     This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf), or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

[Harvest] Third Amendment

11.     Borrower HEREBY ACKNOWLEDGES AND AGREES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT. TO THE EXTENT PERMITTED BY APPLICABLE LAW, Borrower HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES EACH LENDER AND AGENT AND EACH OF THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL CLAIMS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED THAT Borrower MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE. Borrower ACKNOWLEDGES THAT THE FOREGOING RELEASE IS A MATERIAL INDUCEMENT TO AGENT AND LENDERS’ DECISION TO EXTEND TO SUCH CREDIT PARTY THE FINANCIAL ACCOMMODATIONS HEREUNDER AND HAS BEEN RELIED UPON BY AGENT IN AGREEING TO MAKE THE LOAN. Borrower HEREBY FURTHER SPECIFICALLY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER SECTION 1542 OF THE CALIFORNIA CIVIL CODE (TO THE EXTENT APPLICABLE), WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR,” AND FURTHER WAIVES ANY SIMILAR RIGHTS UNDER APPLICABLE LAWS.

[Remainder of page intentionally blank; signature pages follow.]

 [Harvest] Third Amendment

IN WITNESS WHEREOF, the Borrower, Agent and Lenders have executed this Third Amendment to Loan and Security Agreement as of the date first above written.

BORROWER:

HARVEST CAPITAL CREDIT CORPORATION,
a Delaware corporation

By:	/s/ Richard P. Buckanavage
Name:	Richard P. Buckanavage
Title:	Chief Executive Officer and President

 [Signature Page to Third Amendment to Loan and Security Agreement]

ADMINISTRATIVE AGENT, COLLATERAL
AGENT, PAYMENT AGENT AND LENDER:

PACIFIC WESTERN BANK
(successor-by-merger to CapitalSource Bank),
a California state-chartered bank

By:	/s/ David Zimmerman
Name:	David Zimmerman
Title:	Senior Vice President

 [Signature Page to Third Amendment to Loan and Security Agreement]

LENDER:

CITY NATIONAL BANK,
as a Lender

By:	/s/ Eric Lo
Name:	Eric Lo
Title:	Vice President

[Signature Page to Third Amendment to Loan and Security Agreement]